                     SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the Securities
                            Exchange Act of 1934



                             September 20, 1996
            -----------------------------------------------------
              (Date of Report, date of earliest event reported)



                         TITANIUM METALS CORPORATION
       --------------------------------------------------------------
           (Exact name of Registrant as specified in its charter)



           Delaware              333-2940                13-5630895
     ------------------------------------------------------------------
      (State or other          (Commission             (IRS Employer
       jurisdiction of          File Number)            Identification
       incorporation)                                   Number)



          1999 Broadway, Suite 4300, Denver, CO              80202
     ------------------------------------------------------------------
        (Address of principal executive offices)           (Zip Code)



                               (303) 296-5600
     ------------------------------------------------------------------
            (Registrant's telephone number, including area code)


                               Not Applicable
     ------------------------------------------------------------------
           (Former name or address, if changed since last report)





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Item 5:  Other Events

                 On September 19, 1996, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.
The press release relates to the Registrant's announcement of a four-year labor agreement between the Registrant and the Registrant's hourly employees in Henderson, Nevada represented by the United Steelworkers of America.



Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)     Exhibits

         Item No.                  Exhibit List
         --------      --------------------------------------

          99.1         Press release dated September 19, 1996
                       issued by Registrant.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  TITANIUM METALS CORPORATION
                                  (Registrant)




                                  By: /s/ John R. Burt
                                      ------------------------
                                      John R. Burt
                                      Corporate Attorney
                                           and Assistant Secretary




Date: September 20, 1996





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                                 Exhibit Index
                                 -------------

                 Item No.                     Exhibit List
                 --------         --------------------------------------
                  99.1            Press release dated September 19, 1996
                                  issued by Registrant.





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